Exhibit 99.1

CHARLES HOLSTON, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2006

CHARLES HOLSTON, INC.

INDEPENDENT AUDITORS’ REPORT	2

FINANCIAL STATEMENTS

Balance Sheet	3-4

Statement of Income	5

Statement of Changes in Stockholder’s Equity	6

Statement of Cash Flows	7

Notes to Financial Statements	8-15

INDEPENDENT AUDITORS’ REPORT

To the Stockholder

Charles Holston, Inc.

Jennings, Louisiana

We have audited the accompanying Balance Sheet of Charles Holston, Inc. (a Louisiana S corporation) as of December 31, 2006 and the related Statements of Income, Changes in Stockholder’s Equity and Cash Flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Charles Holston, Inc. as of December 31, 2006 and the results of their operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/Wright, Moore, DeHart, Dupuis & Hutchinson, LLC

WRIGHT, MOORE, DEHART, DUPUIS & HUTCHINSON, L.L.C.
Certified Public Accountants

February 19, 2007

CHARLES HOLSTON, INC.

BALANCE SHEET

DECEMBER 31, 2006

ASSETS

CURRENT ASSETS
Cash	$2,778,710
Accounts Receivable (Net of Allowance of $21,278)	5,362,002
Employee Advances	3,081
Prepaid Expenses	1,061,898
Inventory	84,973

Total Current Assets	9,290,664

PROPERTY AND EQUIPMENT
Furniture and Fixtures	41,697
Machinery and Equipment	9,880,347
Leasehold Improvements	2,199,169

Total	12,121,213
Less: Accumulated Depreciation	(7,379,477)

Net Property and Equipment	4,741,736

OTHER ASSETS
Permits	20,162
Prepaid Loan Costs (Net of Amortization of $6,807)	9,530
Due from Related Company	251,621

Total Other Assets	281,313

TOTAL ASSETS	$14,313,713

The Accompanying Notes are an Integral Part of this Statement.

CHARLES HOLSTON, INC.

BALANCE SHEET (CONTINUED)

DECEMBER 31, 2006

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$1,713,275
Salaries and Benefits Payable	192,448
Accrued Interest	167,340
Accrued Lease Drivers	49,251
Insurance Payable	1,494,039
Sales and Use Taxes Payable	39,879
Notes Payable	372,873
Current Maturities of Long-Term Debt	384,262

Total Current Liabilities	4,413,367

LONG-TERM LIABILITIES
Long-Term Debt (Less Current Maturities)	2,382,611

Total Liabilities	6,795,978

STOCKHOLDER’S EQUITY
Common Stock (No Par Value, 10,000 Shares Authorized, 1,000 Shares Issued and Outstanding)	401,000
Additional Paid In Capital	5,499,838
Retained Earnings	1,616,897

Total Stockholder’s Equity	7,517,735

TOTAL LIABILITIES AND
STOCKHOLDER’S EQUITY	$14,313,713

The Accompanying Notes are an Integral Part of this Statement.

CHARLES HOLSTON, INC.

STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2006

REVENUES	$29,350,126

COST OF REVENUES
Direct	18,696,749

GROSS PROFIT	10,653,377

OPERATING EXPENSES
General and Administrative	5,233,508
Depreciation	761,543
Amortization	3,267

Total Administrative Expenses	5,998,318

INCOME FROM OPERATIONS	4,655,059

OTHER INCOME (EXPENSES)
Interest Expense	(230,614)
Due Diligence Expense	(134,274)
Interest Income	69,395
Gain on Sale of Assets	92,993
Miscellaneous Income	65,893

Total Other Income (Expenses)	(136,607)

NET INCOME	$4,518,452

The Accompanying Notes are an Integral Part of this Statement.

CHARLES HOLSTON, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2006

	COMMON STOCK	RETAINED EARNINGS (DEFICIT)	ADDITIONAL PAID IN CAPITAL	TOTAL
BEGINNING BALANCE	$401,000	$(2,901,555)	$7,499,838	$4,999,283

Net Income	—	4,518,452	—	4,518,452

Return of Capital	—	—	(2,000,000)	(2,000,000)

ENDING BALANCE	$401,000	$1,616,897	$5,499,838	$7,517,735

The Accompanying Notes are an Integral Part of this Statement.

CHARLES HOLSTON, INC.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$4,518,452
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation and Amortization	764,810
Gain on Sale of Assets	(92,993)
Change in Assets and Liabilities:
Accounts Receivable	1,346,269
Employee Advances	(3,081)
Inventory	(6,715)
Prepaid Expenses	288,075
Accounts Payable	(1,209,828)
Salaries and Taxes Payable	(67,127)
Accrued Expenses	862,648

Total Adjustments	1,882,058

Net Cash Provided By Operating Activities	6,400,510

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Equipment	(3,230,537)
Proceeds from Sale of Assets	123,500
Due from Related Company	(122,430)

Net Cash Used In Investing Activities	(3,229,467)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds (Repayments) From Short-Term Borrowings	(592,544)
Principal Payments on Long-Term Debt	(356,986)

Net Cash Used in Financing Activities	(949,530)

NET INCREASE IN CASH	2,221,513
CASH AT BEGINNING OF YEAR	557,197

CASH AT END OF YEAR	$2,778,710

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Fixed Assets Acquired With Debt	$165,411

Insurance obtained with Short Term Debt	$372,873

SUPPLEMENTAL DISCLOSURES:
Interest Paid	$147,019

The Accompanying Notes are an Integral Part of this Statement.

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(A)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business—Charles Holston, Inc. (the Company) was incorporated in the State of Louisiana on October 10, 1983. The Company is a wholly-owned subsidiary of BMJ Industrial Investments, LLC. The Company offers services for land based oil and gas operations including equipment rental, transportation of drilling and completion fluids, rig and pit cleaning, and the disposal of oilfield wastes. In addition, the Company provides offshore tank and vessel cleaning, offshore painting and blasting, environmental services and equipment rental. The Company’s facility is located in Jennings, Louisiana, and operates throughout the United States and offshore.

Income Taxes – The Company with the consent of its shareholders has elected to be taxed under the provision of Subchapter S of the Internal Revenue Code effective December 1, 2004. Under those provisions, the Company generally does not pay federal corporate income tax on its taxable income. Instead, the stockholders are liable for individual income tax on the Company’s taxable income.

Property and Equipment—Property and equipment of the Company are stated at cost. Expenditures for property and equipment which substantially increase the useful lives of existing assets are capitalized at cost and depreciated. Routine expenditures for repairs and maintenance are expensed as incurred.

Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets for financial reporting purposes. For income tax purposes, depreciation is computed by use of the Modified Accelerated Cost Recovery System (MACRS).

Cash and Cash Equivalents—The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash equivalents at December 31, 2006.

Certificates of Deposit – Certificates of deposit totaling $267,983 are included in cash in the accompanying financial statements. The certificates bear interest ranging from 4.28 percent to 4.39 percent and have twelve-month maturities with penalties for early withdrawal. Any penalties for early withdrawal would not have a material effect on the financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(A)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Accounts Receivable—The Company uses the allowance method for valuing doubtful accounts receivable, which is based on historical experience, coupled with a review of the current status of existing receivables. Accounts receivable are charged against the allowance account when they are deemed to be uncollectible.

The Company generally does not require collateral, and the majority of its trade receivables are unsecured. The carrying amount for accounts receivable approximates fair value.

Inventory—Inventory consists of saleable goods and spare parts for the truck fleet to be used in future maintenance of this equipment and is based on a physical count valued at the lower of cost or market with cost determined using the first-in, first-out cost method, and with market defined as the lower of replacement cost or realizable value.

Advertising – Advertising costs are charged to operations when incurred. Advertising expense for the year ended December 31, 2006 was $22,500.

(B)	INVENTORY

Inventory at December 31, 2006 consisted of the following:

Saleable Goods	$7,367
Fuel, Oil and Lube	32,022
Parts, Tires and Materials	45,584

Total Inventory	$84,973

(C)	INTANGIBLE ASSETS

Costs incurred in connection with obtaining financing through the bank have been capitalized and are being amortized using the straight-line method over the life of the related financing agreement. Amortization expense for the year ended December 31, 2006 was $3,267.

(D)	NOTE PAYABLE

The note payable balance at December 31, 2006 is comprised of an insurance premium finance agreement totaling $467,552 of which $372,873 is related to the Company and reflected in these statements and $94,679 is the liability of a related company as further explained in Footnote J. The note bears interest at 6.65 percent per annum, payable in monthly installments of $42,881 and $10,520, respectively, through August 2007.

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(E)	LINE OF CREDIT

The Company has a $500,000 revolving line of credit dated February 24, 2006. Any advances on the line of credit are payable on demand and carry an interest rate of three percent over the Index. The credit line is secured by substantially all corporate assets and is personally guaranteed by the members of the parent corporation. There was no balance due on the line of credit at December 31, 2006.

(F)	LONG-TERM DEBT

Long-term debt consisted of the following as of December 31, 2006:

Note payable to Perf-O-Log, Inc. due December 2009. The note bears interest at 7.5 percent per annum and is payable in one lump sum at maturity.	$1,000,000

Note payable to Jeff Davis Bank dated December 2004. The note bears interest at 6.75 percent per annum, payable in monthly installments of $21,024, maturing in December 2009. The note is secured by all equipment and the personal guarantees of the owners.	979,168

Note payable to Jeff Davis Bank dated January 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $482, maturing in January 2010. The note is secured by equipment.	16,022

Note payable to Jeff Davis Bank dated January 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $398, maturing in January 2010. The note is secured by equipment.	13,241

Note payable to Jeff Davis Bank dated February 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $3,618, maturing in February 2010. The note is secured by equipment and guarantees.	123,181

Note payable to Jeff Davis Bank dated May 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $5,062, maturing in May 2010. The note is secured by equipment and guarantees.	184,441

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(F)	LONG-TERM DEBT - continued

Note payable to Jeff Davis Bank dated June 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $1,312, maturing in June 2010. The note is secured by equipment.	$48,832

Note payable to Jeff Davis Bank dated September 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $2,684, maturing in September 2010. The note is secured by equipment.	106,185

Note payable to Jeff Davis Bank dated September 2005. The note bears interest at 6.50 percent per annum, payable in monthly installments of $918, maturing in September 2010. The note is secured by equipment.	35,429

Note payable to Jeff Davis Bank dated October 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $519, maturing in October 2010. The note is secured by equipment.	20,916

Note payable to Jeff Davis Bank dated November 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $1,351, maturing in November 2010. The note is secured by equipment.	55,524

Note payable to Jeff Davis Bank dated December 2005. The note bears interest at 6.75 percent per annum, payable in monthly installments of $942, maturing in December 2010. The note is secured by equipment.	39,414

Note payable to Jeff Davis Bank dated March 2006. The note bears interest at 7.25 percent per annum, payable in monthly installments of $1,497, maturing in March 2011. The note is secured by equipment.	65,352

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(F)	LONG-TERM DEBT - continued

Note payable to Jeff Davis Bank dated March 2006. The note bears interest at 8.5 percent per annum, payable in monthly installments of $1,862 maturing in March 2011. The note is secured by equipment.	$79,168

Total	2,766,873

Less Current Maturities	(384,262)

Total Long-Term Debt	$2,382,611

Maturities of long-term debt are as follows:

2007	$384,262
2008	411,388
2009	1,824,671
2010	137,276
2011	9,276

Total	$2,766,873

(G)	CONCENTRATION OF CREDIT RISK

The Company’s cash balances are maintained at two financial institutions and are insured by the Federal Deposit Insurance Corporation up to $100,000 at each institution. At December 31, 2006 the bank balances exceeded these amounts by $3,576,447 and $167,983.

(H)	COMPENSATED ABSENCES

Employees of the Company are entitled to paid vacation and paid sick days, depending on length of service. No unused vacation or sick leave is payable to an employee upon separation. The Company’s policy is to recognize the costs of compensated absences when actually paid to employees. Accordingly, no accruals have been made.

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(I)	OPERATING LEASES

The Company leases land under a five-year operating lease which commenced on January 1, 2005. The initial annual rent was $14,000 with annual incremental increases of $500 per year. Lease expense relating to this lease for the year ended December 31, 2006 was $14,500.

The Company leases office and warehouse space in Jennings, Louisiana under a three-year operating lease dated February 2001. The lease has one three-year renewal which was exercised in 2004. Monthly rental payments are $5,750. Rent expense relating to this lease for the year ended December 31, 2006 was $69,000.

The Company leases land under an operating lease dated July 13, 1998, which was assigned to the Company effective October 1, 2002. The rights granted under this lease will remain in effect until December 31, 2018. The initial monthly rent was $1,000 with an annual adjustment for inflation based on pre-set criteria as outlined in the lease document. Lease expense relating to this lease for the year ended December 31, 2006 was $14,971.

The Company leases a location in Cameron, Louisiana under a two-year operating lease dated February 1, 2005. The monthly rent for this facility is based on a Facility Rate Schedule for the space being utilized. Lease expense relating to this lease for the year ended December 31, 2006 was $70,188.

The Company leases a location in St. Landry Parish, Louisiana under an operating lease dated June 15, 2001. The original lease term was for three years with a three-year renewal option, which was exercised and will end on May 31, 2007. Monthly rental payments are $3,500. On January 31, 2005, the Company entered into a sublease for this location with a monthly rent of $3,000. Lease expense relating to this lease for the year ended December 31, 2006 was $42,000 with $36,000 received under the sublease.

Future minimum lease payments as of December 31, 2006 were as follows:

2007	$72,261
2008	45,761
2009	47,011
2010	31,761
2011	32,511
2012-2016	72,553
2017-2018	29,020

Total	$330,878

Total future minimum lease payments for 2007 have not been reduced by $15,000 of sublease rentals to be received in the future under non-cancelable subleases.

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(J)	RELATED PARTY TRANSACTIONS

The following transactions with related parties occurred during the year:

Distribution to Parent Company	$2,000,000

The Company is related through common ownership to CHI Labor Service, Inc. The two companies obtain insurance coverage under one policy with each company paying its pro-rata share of the premiums and any potential audit exposure at the end of the policy term. Prior to this arrangement, the Company paid 100% of the premiums and billed CHI for its pro-rata share. As of December 31, 2006, CHI Labor owed the Company $251,621 in relation to prior premiums paid by the Company on their behalf. This receivable is reflected as an other asset in the accompanying financial statements.

(K)	LITIGATION AND CLAIMS

At December 31, 2006, the Company was a defendant in several lawsuits principally arising from the normal course of operations. The Company’s legal counsel has reviewed the Company’s claims and lawsuits, which are primarily personal injury claims and automobile accident claims, in order to evaluate the likelihood of an unfavorable outcome to the Company and to arrive at an estimate, if any, of the amount or range of potential loss to the Company. The majority of these pending suits are the responsibility of the previous owners of the Company and therefore the Company has very little exposure as it relates to these suits.

The Company is also the subject of threatened litigation by an investment firm in relation to a failed attempt by the firm to acquire the Company. Management intends to vigorously defend this threatened litigation if a lawsuit is ultimately filed, and feels that there is no exposure to the Company as it relates to this threatened action.

(L)	COMMITMENTS AND CONTINGENCIES

The Company entered into an agreement dated February 13, 2006 with another Company to provide consulting services relating to a merger or sale of the Company. The agreement calls for total payments of $300,000, of which $25,000 was paid during the year and is reflected in these financial statements. The remaining payment is not due until such time as the transaction closes. If the transaction does not close, there is no further obligation to pay this amount.

CHARLES HOLSTON, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

(L)	COMMITMENTS AND CONTINGENCIES - continued

Prior to year-end, the parent company entered into an agreement with OMNI Energy Services Corp. to sell all of the member interest in BMJ Industrial Investments, LLC. The effective date of the sale per this agreement would be January 1, 2007, however, the transaction has not been funded as of the date of these financial statements.

(M)	SUBSEQUENT EVENT

On January 2, 2007, the Company entered into a five-year operating lease for a salt water disposal facility in Jefferson Davis Parish, Louisiana. The initial annual rent will be $15,000 with annual incremental increases of $750 per year. The lease will not take effect until such time as the Company receives all applicable permits from the Department of Natural Resources related to the operation of this facility.